Exhibit 21.1

Subsidiaries of the Registrant

Note: Entities identified below with an asterisk (*) are wholly owned direct subsidiaries (each a "Subsidiary") of Health Management Associates, Inc. All other entities identified below are at least majority owned by Health Management Associates, Inc. or a Subsidiary.

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)

Alabama HMA Physician Management, LLC	Alabama	Cheaha Family Medicine

Amory HMA, LLC	Mississippi	Gilmore Memorial Regional Medical Center

Amory HMA Physician Management, LLC	Mississippi

Anniston HMA, LLC	Alabama	Stringfellow Memorial Hospital

Augusta HMA, Inc.*	Georgia

Augusta HMA Physician Management, Inc.*	Georgia

Bartow HMA, LLC	Florida	Bartow Regional Medical Center

Bartow HMA Physician Management, LLC	Florida	Women’s Health Specialists of Central Florida

Biloxi H.M.A., LLC	Mississippi	Biloxi Regional Medical Center

Biloxi HMA Physician Management, LLC	Mississippi	Center for Industrial Health & Wellness Lakeview Family Medicine Center

Brandon HMA, LLC	Mississippi	Crossgates River Oaks Hospital

Brooksville HMA Physician Management, LLC	Florida

Canton HMA, LLC	Mississippi

Carlisle HMA, Inc.*	Pennsylvania	Carlisle Regional Medical Center Carlisle Regional Surgery Center

Carlisle HMA Physician Management, Inc.*	Pennsylvania

Carlisle HMA Surgery Center, LLC	Pennsylvania	Carlisle Outpatient Surgery Center

Carolinas Holdings, LLC	Delaware

Carolinas JV Holdings General, LLC	Delaware

Carolinas JV Holdings, L.P.	Delaware

Central Florida HMA Holdings, LLC	Delaware

Central Mississippi Medical Center Home Health, LLC	Mississippi

Central Polk, LLC	Florida

Central States HMA Holdings, LLC	Delaware

Chester HMA, LLC	South Carolina	Chester Regional Medical Center Chester Nursing Center Neighbors Care Home Health Agency Church Street Clinic Richburg Family Medical Center

Chester HMA Physician Management, LLC	South Carolina

Subsidiaries of the Registrant

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)

Citrus HMA, LLC	Florida	Seven Rivers Regional Medical Center Seven Rivers Outpatient Laboratory Dunnellon Diagnostic Center Seven Rivers Rehab & Wound Center

Clarksdale HMA, LLC	Mississippi	Northwest Mississippi Regional Medical Center

Clarksdale HMA Physician Management, LLC	Mississippi

Coffee Hospital Management Associates, Inc.*	Tennessee

Collier HMA Facility Based Physician Management, LLC	Florida

Collier HMA Physician Management, LLC	Florida	Medical Surgical Specialists

Crystal River HMA Physician Management, LLC	Florida

Durant H.M.A., LLC	Oklahoma	Medical Center of Southeastern Oklahoma

Durant HMA Surgical Center, LLC	Oklahoma

Durant HMA Physician Management, LLC	Oklahoma	OB/Gyn Associates of Durant

East Georgia Regional Medical Center, LLC	Georgia	East Georgia Regional Medical Center

EverRad HMA Holdings, LLC*	Florida

Florida HMA Holdings, LLC	Delaware

Florida HMA Urgent Care, LLC	Florida

Gadsden HMA Physician Management, LLC	Alabama	Primary Care Associates

Gaffney H.M.A., LLC	South Carolina	Upstate Carolina Medical Center

Gaffney HMA Physician Management, LLC	South Carolina	Gaffney Medical Associates

Georgia HMA Physician Management, Inc.*	Georgia

Green Clinic, LLC	Florida	Heart of Florida Back and Spine Center

Gulf Coast HMA Physician Management, LLC	Florida

Gulf Coast Medical Group

Gulf Coast Neurology Associates

Englewood Primary Care & Walk-In Clinic

Venice Family Practice

Venice Internal Medicine Island

Gulf Coast Medical Group – Urgent Care and

    Physician Offices

Gulf Coast Pulmonology Associates

Gulf Oaks Therapeutic Day School, LLC	Mississippi

Subsidiaries of the Registrant

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)

Haines City HMA, LLC	Florida	Heart of Florida Regional Medical Center Center for Healthy Workforce Heart of Florida Therapy Center

Hamlet H.M.A., LLC	North Carolina	Sandhills Regional Medical Center

Hamlet HMA Physician Management, LLC	North Carolina	Sandhills Medical Group

Harborside Surgery Center, LLC	Florida

Harrison HMA, LLC	Mississippi

Harrison HMA Physician Management, LLC	Mississippi

Hartsville HMA, LLC	South Carolina	Carolina Pines Regional Medical Center

Hartsville HMA Physician Management, LLC	South Carolina	The Medical Group Pee Dee Hospitalists The Children’s Group Children’s Care Clinic

Hernando HMA, LLC	Florida	Hernando Healthcare Brooksville Regional Hospital Spring Hill Regional Hospital Pinebrook Regional Medical Regional Healthcare Special Delivery Suites

HMA Fentress County General Hospital, Inc.*	California	Jamestown Regional Medical Center

HMA Hospitals Holdings, LLC*	Delaware

HMA Physician Practice Management, LLC	Florida

HMA Santa Rosa Medical Center, LLC	Florida	Santa Rosa Medical Center Santa Rosa Primary Care Center

Hospital Management Associates, Inc.*	Florida

Hospital Management Services of Florida, Inc.	Florida	HMA Hospital Management Services of Florida, Inc. (in Texas)

Insurance Company of the Southeast, Ltd.*	Cayman Islands, BWI

Jackson HMA, LLC	Mississippi	Central Mississippi Medical Center

Jackson HMA North Medical Office Building, LLC	Mississippi

Jamestown HMA Physician Management, Inc.*	Tennessee	Active Ortho Sports Specialists Jamestown Surgical Associates Jamestown Urology Associates Fentress Internal Medical Center

Kennett HMA, Inc.*	Missouri	Twin Rivers Regional Medical Center

Subsidiaries of the Registrant

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)

Kennett HMA Physician Management, Inc.*	Missouri	Kennett Cardiology Associates Kennett Radiology Associates Twin Rivers Anesthesia

Key West HMA, LLC	Florida	Lower Keys Medical Center Depoo Hospital

Key West HMA Physician Management, LLC	Florida	South Florida Medical and Surgical Associates Keys Medical Group Lower Keys Primary Care Clinic Primary Care Center of Key West

Keystone HMA Property Management, Inc.*	Pennsylvania

Lancaster HMA, Inc.*	Pennsylvania

Heart of Lancaster Regional Medical Center

Community Hospital of Lancaster

Lancaster Regional Health

The Heart of Lancaster Regional Medical Center

Heart of Lancaster Hospital

The Heart of Lancaster Hospital

Heart of Lancaster

Center City Family Health

Lancaster HMA Physician Management, Inc.*	Pennsylvania

Central Penn Medical Group

Family Health Associates of Lancaster

Heart of Lancaster Cardiology

Heart of Lancaster Internal Medicine

Heart of Lancaster Ob Gyn Associates

Heart of Lancaster Family Practice

Highlands Family Practice

Interventional Spine Associates

Carlisle Urology

Cardiac & Vascular Surgeons of Lancaster

Cardiothoracic & Vascular Surgeons of Lancaster

Orthopaedic Specialists of Central Pennsylvania

Pediatric Partners

Lancaster Pulmonary and Sleep Associates

Lancaster Anesthesia Associates

Rose City Behavioral Health

Women’s LifeCare of Lancaster

Community Surgical Associates

Lancaster Outpatient Imaging, LLC	Pennsylvania	The Image Center of Lancaster

Lebanon HMA, Inc.*	Tennessee	University Medical Center McFarland Specialty Hospital University Medical Center Skilled Nursing Facility Donelson Home Health

Lebanon HMA Physician Management Corp.*	Tennessee	Gallant Family Medicine Women’s Wellness of Lebanon

Lebanon HMA Surgery Center, Inc.*	Tennessee	Lebanon Surgical Center

Lehigh HMA, LLC	Florida	Lehigh Regional Medical Center

Subsidiaries of the Registrant

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)

Lehigh HMA Physician Management, LLC	Florida	Lehigh Medical Group

Little Rock HMA, Inc.*	Arkansas

Lone Star HMA, L.P.	Delaware	Dallas Regional Medical Center at Galloway

Louisburg H.M.A., LLC	North Carolina	Franklin Regional Medical Center

Louisburg HMA Physician Management, LLC	North Carolina	Perry Medders Medical Group Franklin Pediatric Care Franklin Family Medicine Franklinton Medical Practice Heritage Family Care Women’s Specialty Center Rolesville Primary Care

Madison HMA, LLC	Mississippi	Madison Regional Medical Center

Madison HMA Physician Management, LLC	Mississippi

Marathon H.M.A., LLC	Florida	Fishermen’s Hospital

Meridian HMA, LLC	Mississippi	Riley Hospital

Meridian HMA Clinic Management, LLC	Mississippi

Meridian HMA Nursing Home, LLC	Mississippi

Mesquite HMA General, LLC	Delaware

Mesquite HMA Limited, LLC	Delaware

Midwest HMA Home Health, LLC	Oklahoma

Midwest Regional Medical Center, LLC	Oklahoma	Midwest Regional Medical Center Midwest Regional Medical Center Home Health Services Oklahoma Regional Heart Pavilion

Midwest City HMA Physician Management, LLC	Oklahoma

Sooner Medical Management

Indian Meridian Family Medicine

Renaissance Physicians Midwest City

Hitt Aesthetic and Reconstructive Surgery

Midwest Sports Medicine

Moore Internal Medicine

Riverwalk Surgical Services

Riverwalk Women’s Health Care

Total Vein Care Center

Mississippi HMA Holdings I, LLC	Delaware

Mississippi HMA Holdings II, LLC	Delaware

Subsidiaries of the Registrant

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)

Monroe HMA, LLC	Georgia	Walton Regional Medical Center Walton Regional Nursing Home

Monroe HMA Physician Management, LLC	Georgia	Walton Surgical Group Barrow Surgical Associates Cornerstone Woman’s Care Monroe Family Medicine

Mooresville HMA Physician Management, LLC	North Carolina

Lake Norman Medical Group

Primary Care Associates

Primary Care Associates Internal Medicine

Lake Norman Neonatology Associates

Oakhurst Women’s Center at the Lake

Lake Norman Center for Digestive & Liver Disease

Center for Infectious Disease

North Mecklenburg Medical Associates

Sherrill Orthopaedics

Lake Norman Preventive Nephrology & Hypertension

Mooresville Hospital Management Associates, LLC	North Carolina	Lake Norman Regional Medical Center Hospitalists of Lake Norman The Surgical Center at Lake Norman Lake Norman Regional Medical Center – Home Health

Naples HMA, LLC	Florida	Physicians Regional Healthcare System Physicians Regional Medical Center-Pine Ridge Physicians Regional Medical Center-Collier Boulevard Physicians Regional Medical Center

Natchez Community Hospital, LLC	Mississippi	Natchez Community Hospital

Natchez HMA Physician Management, LLC	Mississippi	Family Medical Center

North Port HMA, LLC	Florida

Norton HMA, Inc.*	Virginia

Oklahoma HMA Urgent Care, LLC	Oklahoma	MedExpress Urgent Care

Orlando H.M.A., Inc.*	Florida

OsceolaSC, LLC	Delaware	St. Cloud Regional Medical Center Wound Healing & Hyperbaric Center at St. Cloud Regional

Oviedo HMA, LLC*	Florida

Paintsville HMA Physician Management, LLC	Kentucky	Inez Clinic Women’s Center of Paintsville Paintsville Clinic

Paintsville Hospital Company, LLC	Kentucky	Paul B. Hall Regional Medical Center

Subsidiaries of the Registrant

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)

Pasco Hernando HMA Physician Management, LLC	Florida	East Pasco Primary Care Lake Jovita Primary Care Pasco Regional Radiology Group Women’s Health of Pasco

Pasco Regional Medical Center, LLC	Florida	Pasco Regional Medical Center Pasco Medical Plaza Condominium The Center for Wound Healing and Hyperbaric
Medicine of Pasco Regional Medical Center

PBEC HMA, Inc.*	Florida	Pelican Bay Executive Center

Peace River HMA Nursing Center, LLC	Florida

Pennington Gap HMA, Inc.*	Virginia

Pennington Gap HMA Physician Management, Inc.*	Virginia

Poinciana HMA, LLC*	Florida

Polk HMA, Inc.*	Florida

Poplar Bluff Regional Medical Center, Inc.*	Missouri

Poplar Bluff Regional Medical Center-North

Poplar Bluff Regional Medical Center-South

Piedmont Family Pharmacy

Three Rivers Lab and X-ray

Three Rivers Healthcare Pathology Services

Three Rivers Healthcare Hospice

Piedmont Family Clinic

Malden Medical Clinic

Puxico Medical Clinic

Dexter Medical Clinic

Bloomfield Medical Clinic

Poplar Bluff HMA Physician Management Corp.*	Missouri	Ozark Hospitalist Group Ozark Medical Management Ozark Heart & Vascular Institute Ozark Medical Neurology

Port Charlotte HMA, LLC	Florida	Peace River Regional Medical Center Peace River Home Health Service

Port Charlotte HMA Physician Management, LLC	Florida	Charlotte Urgent Care Neurology Associates of Charlotte County Peace River Women’s Center Port Charlotte Internal Medicine Surgical Associates of Charlotte County

Punta Gorda HMA, LLC	Florida	Charlotte Regional Medical Center Riverside Behavioral Center Wound Care Clinic of Charlotte Home Health Services of Charlotte The Wellness Center Sleep Center

Subsidiaries of the Registrant

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)

Punta Gorda HMA Physician Management, LLC	Florida	Davis Orthopedic Center Charlotte Harbor Cardiac Surgical Associates Vascular Associates of Charlotte County Xiaomei Gao-Hickman, MD-Neurology Chris Webb, M.D.

River Oaks Hospital, LLC	Mississippi	River Oaks Health System River Oaks Hospital

River Oaks Management Company, LLC	Mississippi	Preferred Medical Network Cardiovascular Services of Central Mississippi Care + Puckett Medical Clinic Central MS Bone Density and Joint Specialists Comprehensive Weight Management Center

River Oaks Medical Office Building, LLC	Mississippi

Riverpark Community Cath Lab, LLC	Delaware

Riverview Regional Medical Center, LLC	Delaware	Riverview Regional Medical Center

ROH, LLC	Mississippi	Woman’s Hospital at River Oaks

Rose City HMA, Inc.*	Pennsylvania	Lancaster Regional Medical Center Lancaster Regional Medical Center Home Health & Hospice

Santa Rosa HMA Physician Management, LLC	Florida	Santa Rosa Medical Group

Santa Rosa HMA Urgent Care, LLC	Florida	Santa Rosa Urgent Care

Sebastian Hospital, LLC	Florida	Sebastian River Medical Center Sebastian River Home Health

Sebastian HMA Physician Management, LLC	Florida	Sebastian Family Walk In Care Coastal Neurosurgery & Spine Kirk E. Maes, M.D.

Sebring HMA Physician Management, LLC	Florida	Highlands Medical Group Premier Women’s Health Care

Sebring Hospital Management Associates, LLC	Florida	Highlands Regional Medical Center Highlands Medical Group

Southeast HMA Holdings, LLC	Delaware

Southwest Florida HMA Holdings, LLC	Delaware

Southwest Physicians Risk Retention Group, Inc.	South Carolina

St. Cloud HMA Physician Management, LLC	Florida

Subsidiaries of the Registrant

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)

St. Cloud Physician Management, LLC	Delaware	St. Cloud Medical Group East Lake Family Medicine Osceola GYN Associates Medical Solutions for Women St. Cloud Surgical Associates St. Cloud Orthopeadics

Statesboro HMA Physician Management, LLC	Georgia

Statesville HMA, LLC	North Carolina	Davis Regional Medical Center

Statesville HMA Physician Management, LLC	North Carolina	Carolina Urology Care

Summit Medical Center, LLC*	Arkansas

Tequesta HMA, Inc.*	Florida

The Surgery Center at Durant, LLC	Oklahoma	The Surgery Center at Durant

Tullahoma HMA, Inc.*	Tennessee	Harton Regional Medical Center Family Medical Center of Decherd Medical Home Health Care

Tullahoma HMA Physician Management, Inc.*	Tennessee	ENT of Tullahoma Highland Rim Medical Associates Highland Rim Orthopedics and Sports Medicine Hunters Lane Medical Manchester Family Medicine Tullahoma Women’s Center

Van Buren H.M.A., Inc.*	Arkansas	Summit Medical Center Complete Knee Center of Arkansas Cornerstone Family Clinic Cornerstone Medical Group Internal Medicine

Van Buren HMA Central Business Office, Inc.*	Arkansas

Venice HMA, LLC	Florida	Venice Regional Medical Center Home Health Services of Venice

Vicksburg HMA Physician Management, LLC	Mississippi	Medical Associates of Vicksburg

Wauchula HMA Physician Management, LLC	Florida	Pioneer Medical Center

Western Virginia HMA Physician Management, Inc.*	Virginia

Williamson Memorial Hospital, LLC	West Virginia	Williamson Memorial Hospital

Williamson HMA Physician Management, LLC	Delaware	Gilbert Health Center Tug Valley Pediatrics Williamson Anesthesia Williamson Cardiac Care Center Williamson Family Care Center Williamson Radiology Williamson Surgery Group

Winder HMA, LLC	Georgia	Barrow Regional Medical Center

Subsidiaries of the Registrant

Entity	State of Incorporation or Organization	Doing Business As (If different from corporate name)

Yakima HMA, LLC	Washington

Yakima Regional Medical and Heart Center

Yakima Regional Medical and Cardiac Center

Yakima Regional Home Health

Yakima Regional Hospice

Yakima Regional Medical Center Pharmacy

Toppenish Regional Medical Center

Toppenish Regional Medical Center Pharmacy

Toppenish Community Hospital

Yakima HMA Physician Management, LLC	Washington

Ahtanum Ridge Family Medicine

Central Washington Endocrine Center

Central Washington Internal Medicine & Endocrine

    Center

Central Washington Internal Medicine

Central Washington Medical Group

Central Washington Neurosciences

Central Washington Occupational Medicine

Central Washington Orthopedic Surgeons

Central Washington Rehabilitation

Central Washington Surgical Associates

Emergency Physicians Toppenish

Summitview Family Medicine

Terrace Heights Family Physicians

Toppenish Anesthesiology

Vintage Valley Podiatry

YRMC Anesthesiology

YRMC Cardiology